GOLDMAN SACHS TRUST

Goldman Sachs Tax-Advantaged Equity Funds

Class A, Class C, Institutional, Investor, Class P and

Class R6 Shares of the

Goldman Sachs International Equity Dividend and Premium Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

(each, a “Fund” and, together, the “Funds”)

Supplement dated February 23, 2024 to the

Prospectuses and Summary Prospectuses, each dated April 28, 2023,

as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Goldman Sachs Trust has approved a change to each Fund’s non-fundamental policy to invest at least 80% of its net assets in particular dividend-paying equity investments (“80% Policy”). The change in each Fund’s 80% Policy will be effective on April 29, 2024 (the “Effective Date”).

The Goldman Sachs International Equity Dividend and Premium Fund currently invests at least 80% of its net assets in dividend-paying equity investments in large- and mid-cap non-U.S. issuers. The Goldman Sachs U.S. Equity Dividend and Premium Fund currently invests at least 80% of its net assets in dividend-paying equity investments in large-cap U.S. issuers. Each Fund’s 80% Policy references the market capitalization of companies constituting a specific third-party index. On the Effective Date, each Fund’s 80% Policy will be revised to remove these references, and each Fund’s Prospectuses and Summary Prospectuses will instead define the relevant market capitalizations for purposes of the Fund’s 80% Policy. These changes will not materially impact the market capitalizations of the companies in which each Fund invests under its 80% Policy or materially impact the way in which the Funds are managed.

Accordingly, on the Effective Date, each Fund’s Prospectuses and Summary Prospectuses are revised as follows:

The following replaces in its entirety the first paragraph under the “Goldman Sachs International Equity Dividend and Premium Fund—Summary—Principal Strategy” section in the Funds’ Prospectuses and the “Principal Strategy” section in the Goldman Sachs International Equity Dividend and Premium Fund’s Summary Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in dividend-paying equity investments in non-U.S. issuers. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time. The Fund intends to have investments that are economically tied to at least three countries, not including the United States, and the Fund may invest in the securities of issuers economically tied to emerging market countries. The Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small-cap issuers.

The following replaces in its entirety the first paragraph under the “Goldman Sachs U.S. Equity Dividend and Premium Fund—Summary—Principal Strategy” section in the Funds’ Prospectuses and the “Principal Strategy” section in the Goldman Sachs U.S. Equity Dividend and Premium Fund’s Summary Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in dividend-paying equity investments in large-cap U.S. issuers. Large-cap issuers will generally have public stock market capitalizations above $3 billion. The Fund may also invest in securities below this capitalization threshold at the time of investment. The Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers.

The following replaces in their entirety the second and third paragraphs under the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs International Equity Dividend and Premium Fund” in the Funds’ Prospectuses:

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in non-U.S. issuers. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time. The Fund intends to have investments that are economically tied to at least three countries, not including the United States, and the Fund may invest in the securities of issuers economically tied to emerging market countries. The Fund seeks to invest broadly in large-cap and mid-cap issuers across major countries and sectors of the international economy.

The following replaces in its entirety the second paragraph under the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs U.S. Equity Dividend and Premium Fund” in the Funds’ Prospectuses:

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in large-cap U.S. issuers. Large-cap issuers will generally have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) above $3 billion; however, this capitalization threshold will change with market conditions. The Fund may also invest in securities below this capitalization threshold at the time of investment. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

In addition, on the Effective Date, the Funds’ Prospectuses and Summary Prospectuses are hereby revised to the extent necessary to reflect the changes described above.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

TAXADVPLCYSTK 02-24